Investor Presentation Third Quarter FY 2022

Disclaimers 2 FORWARD-LOOKING STATEMENTS The words “Live Ventures,” “company” or “Company” refer to Live Ventures Incorporated and its wholly-owned subsidiaries. This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In accordance with the safe harbor provisions of this Act, statements contained herein that look forward in time that include everything other than historical information involve risks and uncertainties that may affect the company’s actual results. These forward-looking statements can be identified by terminology such as "will," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates" and similar statements. These forward-looking statements include, but are not limited to, statements regarding annualized sales, annualized revenue, and adjusted EBITDA. These statements are based on various estimates and assumptions, whether or not identified in this presentation, believed to be reasonable at the time of preparation; however, no assurance can be given that any such estimates or valuations will ultimately be realized or that realizations will occur within the timeframes on which these estimates are made. Forward-looking information is inherently subjective and uncertain, and is not necessarily indicative of the future performance, nor is it a guaranty that such results will be attained. Forward-looking information is based on the assessment of various valuation and operating parameters, but actual future performance and market conditions are volatile and unpredictable. Live Ventures may also make written or oral forward-looking statements in its periodic reports to the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K and 10-Q, Current Reports on Form 8-K, in its annual report to stockholders, in press releases and other written materials, and in oral statements made by its officers, directors or employees to third parties. There can be no assurance that such statements will prove to be accurate and there are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by the company, including, but not limited to, plans and objectives of management for future operations or products, the market acceptance or future success of the company’s products, and the company’s future financial performance. The company cautions that these forward-looking statements are further qualified by other factors, including, but not limited to, those set forth in the company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 (available at http://www.sec.gov). Live Ventures undertakes no obligation to publicly update or revise any statements in this Presentation, whether as a result of new information, future events, or otherwise. TRADEMARKS AND TRADENAMES Live Ventures owns or has the rights to various trademarks, service marks, and trade names that it uses in connection with the operation of its business. Solely for convenience, the trademarks, service marks, and trade names referred to in this presentation may appear without the ®, TM, or SM symbols; but, such references are not intended to indicate, in any way, that Live Ventures will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, and trade names.

Capital Allocation Strategy Efficient and patient allocator of capital Long-term view Strategically and opportunistically acquire U.S.-based middle-market companies Operate, invest, and grow portfolio businesses Investments in manufacturing, engineering, and capex Bolt-on acquisitions Balanced approach to capital allocation Use of leverage Share repurchases 3 Diversified Holding Company Driving Shareholder Value:

Differentiators Long-term focused, Buy-Build-Hold strategy Strategic focus on acquiring U.S.-based middle market growth companies, industry-agnostic Value-oriented with focus on accretive acquisitions Patient capital with opportunities to invest through new platforms Investment in existing platforms (both organic and bolt-on) Growing, diversified portfolio 4

5 ROE Performance & Financial Highlights Average ROE 27% $42.7M Adjusted EBITDA (LTM)¹ $283.7M Revenue (LTM)¹ $33.9M Operating Income (LTM)¹ $36M Cash and Availability² $262.8M Total Assets² ¹LTM ending June 30 2022 ² As of June 30, 2022 15.1% Adjusted EBITDA Margin (LTM)¹ $10.49 Diluted EPS (LTM)¹ $77.3M Net debt² 1.8x Net debt to adjusted EBITDA (LTM)

6 Share Price Performance & Valuation Metrics Enterprise Value⁴ 0.6x EV/Revenue (LTM)¹ 2.5x P/E (LTM)¹ 3.7x EV/Adjusted EBITDA (LTM)¹ $26.40 Stock Price⁴ $158.6M 0.8x P/B (MRQ)²³ ¹ LTM ending June 30, 2022 ² Based on fully diluted shares ³ MRQ as of June 30, 2022 ⁴ As of August 22, 2022 Market Capitalization⁴ $81.4M 272% 53%

7 Annual Revenue & Adjusted EBITDA Growth See Appendix for a reconciliation of Net (loss) income to total Adjusted EBITDA for the periods indicated 28% CAGR 32% CAGR Revenue (in millions) Adjusted EBITDA (in millions)

Recent Financial Performance ($ in millions, except per share) 8 Q3 FY 2022 Nine Months FY 2022 See Appendix for a reconciliation of Net income to total Adjusted EBITDA for the periods indicated.

Diverse Portfolio - 4 Main Platform Investments 9 $169M Total Invested¹ YTD 2022 % of total Revenue by Segment Steel Manufacturing 19% Retail 31% Flooring Manufacturing 46% Corporate² 4% 1Represents the combined purchase prices of Marquis Industries ($30M –July 15, 2015), Vintage Stock ($60M –November 28, 2016), Precision Marshall ($31.5M –July 15, 2020), Lonesome Oak bolt-on acquisition for Marquis ($14M –January 31, 2020), Salomon Whitney Financial LLC ($7M –June 14, 2020), and Precision Marshall’s acquisition of The Kinetic Co. ($26M – June 30, 2022) ²Corporate Segment is primarily Salomon Whitney Financial LLC Retail 36% Steel Manufacturing 23% Flooring Manufacturing 44% Corporate² -3% YTD 2022 % of total EBITDA by Segment

Portfolio Timeline 10 2015, acquired Marquis Industries, Inc. (“Marquis Industries”) 2016, acquired Vintage Stock Inc. (“Vintage Stock”) 2020, acquired Precision Industries, Inc. (“Precision Marshall”) 2021, acquired an interest in Salomon Whitney LLC (“SW Financial”) 2022, Precision Marshall acquired The Kinetic Co., Inc. (“Kinetic”)

Marquis Industries, Inc. - Flooring Manufacturing Segment 11 Year acquired: 2015 Initial valuation EV/EBITDA ~3.8X Annual revenue at acquisition ~$60 million FY 2021 Revenue $130 million Leading carpet manufacturer and distributor of carpet and hard-surface flooring products focused primarily on the residential, niche commercial, and hospitality end-markets and serves thousands of customers Innovator and leader in the value-oriented polyester carpet sector, which is currently the market’s fastest-growing fiber category State-of-the-art operations enable high-quality products, unique customization, and exceptionally short lead-times Revenue in Millions Operating Income in Millions Revenue in Millions Operating Income in Millions

Operating Income in Millions Vintage Stock, Inc. - Retail Segment 12 Year acquired: 2016 Initial valuation EV/EBITDA ~4.3X Annual revenue at acquisition ~$65 million FY 2021 Revenue $89 million Award-winning specialty entertainment retailer offering a large selection of entertainment products, including new and pre-owned movies, video games, and music products Buy/sell/trade model offers customers a unique value proposition through 67 retail store locations and online  Strategically positioned across Arkansas, Colorado, Idaho, Illinois, Kansas, Missouri, New Mexico, Oklahoma, Texas, and Utah Revenue in Millions Revenue in Millions Operating Income in Millions

Operating Income in Millions Precision Industries, Inc. - Steel Manufacturing Segment 13 Year acquired: July 2020 Initial valuation EV/EBITDA ~7.0X Annual revenue at acquisition ~$41M FY 2021 Revenue $49M North American leader in providing and manufacturing pre-finished de-carb free tool and die steel offering over 1,200 SKUs  For over 70 years, has offered exemplary availability and value-added processing capabilities for its steel distributor customers providing them quick and accurate service and reducing their turnaround time and processing costs  June 2022 acquired The Kinetic Co., Inc. Revenue in Millions Revenue in Millions Operating Income in Millions * FY Q3 2022 includes $974,000 of acquisition costs associated with the acquisition of Kinetic.

Salomon Whitney LLC 14 Footnote: Live Ventures owns a 24.9% interest in SW Financial. SW Financial is consolidated into Live Ventures’ financial statements as a variable interest entity and is currently reported in the Company’s Corporate and Other Segment Year acquired: June 2021 Initial valuation EBITDA/EV ~2.5X Revenue at acquisition ~$13.9M Licensed broker-dealer and investment bank Over 70 registered representatives and is licensed to operate in all 50 states  Provides a broad range of products and services, including broker retailing of equity and debt securities, private placement of securities, corporate finance consulting regarding mergers and acquisitions, broker selling of variable life insurance or annuities, and broker retailing of U.S. government and municipal securities

LV

15

Investment Oversight / Management

Jon Isaac
President &
Chief Executive Officer

- Founder of the Isaac Organization, a privately held investment company, and the strategic investor behind Live Ventures. Mr. Isaac acquired the then named LiveDeal, a struggling company, in late 2011 and in 2015 repurposed Live Ventures into its current diversified holdings model
- Through both Isaac Organization and the Company, Mr. Isaac has closed numerous multi-faceted real estate transactions and traditional buy-out transactions with a focus on creative structuring and financing

Eric Althofer
Chief Operating Officer
& Managing Director

- Prior to joining Live Ventures in 2021, Mr. Althofer served as a director of Capitala Investment Advisors, responsible for underwriting and executing middle-market debt transactions. Previously, Mr. Althofer also held roles in investment banking with Jefferies LLC and strategy and operations consulting at Deloitte Consulting

David Verret
Chief Financial Officer

- Prior to joining Live Ventures in 2021, Mr. Verret spent 10 years at Brinks Home Security™, where he served as the Chief Accounting Officer. In the preceding 13 years, he was with KPMG LLP and served as a senior manager in its audit practice

Live Ventures Incorporated

NASDAQ:LIVE

Acquisition Strategy 16 Companies in need of new ownership and outside capital to support growth, both organically and through acquisitions Target companies with annual earnings between $5 and $50 million Companies with a defensible market position and track record of stable earnings and cash flow Closely-held or family-founded businesses with a strong culture and management team that wants to stay with the business

LV

17

Marquis Industries - Case Study

- Year Acquired: 2015
- Purchase price: ~$30 million, including ~$10 Million in net operating loss carryforward
  - EV/EBITDA ~3.8X
- At purchase:
  - Revenue ~$60 million
  - EBITDA ~$8 million
- FY 2021:
  - Revenue $130 million
  - EBITDA $23.7 million
- Acquisition debt paid off
- Invested ~$35 million in Capex
- Bolt-on acquisition in 2020 of Lonesome Oak for $14 million


$ 72.5
$ 130.2
FY 2016
FY 2021
Revenue
in Millions


$ 6.5
$ 20.2
FY 2016
FY 2021
Operating Income
in Millions

Marquis Capex (in thousands)


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020 *
FY 2021
Additions
Aggregate
* Includes Lonesome Oak acquisition

See Appendix for a reconciliation of Net income to total Adjusted EBITDA for the periods indicated

Live Ventures Incorporated

NASDAQ:LIVE

Vintage Stock - Case Study 18 Year Acquired: 2016 Purchase price: $60 million EV/EBITDA ~4.3X At purchase: Revenue ~$65M EBITDA ~$14M FY 2021: Revenue $88 million EBITDA $18.2 million De-levered ~$40 million of acquisition debt Increased stores from 57 to 65 stores with 5 more in development Revenue¹ in Millions Operating Income¹ in Millions ¹ FY 2016 unaudited pro forma information, assumes Vintage Stock acquired at the beginning of the fiscal year 2016 See Appendix for a reconciliation of Net income to total Adjusted EBITDA for the periods indicated

Key Investment Highlights 19 Track record of growth and building shareholder value through excellence in operations and disciplined capital allocation Patient capital with long-term investment focus Diversified capital allocation strategy Highly invested management team: Compensation structure aligned with shareholders Liquid alternative to investing in middle-market private equity Experienced acquirer and manager of middle-market companies

Appendix

Non-GAAP Financial Information Adjusted EBITDA 21 The following table provides a reconciliation of Net (loss) income to total Adjusted EBITDA for the periods indicated:

Non-GAAP Financial Information Adjusted EBITDA 22 The following table provides a reconciliation of Net income to total Adjusted EBITDA for the periods indicated:     For the Three Months Ended     For the Nine Months Ended       June 30, 2022     June 30, 2021     June 30, 2022     June 30, 2021   Net income   $ 3,472     $ 9,933     $ 25,376     $ 23,907   Depreciation and amortization     1,571       1,670       4,616       5,089   Stock-based compensation     —       (56)     37       230   Interest expense, net     674       938       2,549       4,057   Income tax expense     1,365       2,703       7,848       7,381   Gain on bankruptcy settlement     —       (650)     (11,352)     (1,765) Gain/loss on extinguishment of debt     (279)     (4,768)     84       (6,150) Acquisition costs     974       —       974       —   Write-off of fixed assets     438             438       —   Write-off of ROU assets     522             522       —   Other company initiatives     103       —       101       —   Non-recurring loan costs     —       —       —       271   Adjusted EBITDA   $ 8,840     $ 9,770     $ 31,193     $ 33,020

Non-GAAP Financial Information Adjusted EBITDA 23 The following table provides a reconciliation of Net income to total Adjusted EBITDA for the periods indicated: Flooring Manufacturing Vintage Stock For the Year Ended For the Year Ended September 30, 2021 September 30, 2021 Net income $ 16,249 $ 11,108 Depreciation and amortization 3,721 1,499 Interest expense 2,049 1,482 Income tax expense 6,478 4,087 Gain (loss) on extinguishment of debt (4,768) - Adjusted EBITDA $ 23,729 $ 18,176

ROE Calculation 24 The following table provides the information used to calculate Return on Equity (ROE):

Valuation Metrics 25 The following table provides the information used to calculate the Valuation Metrics: Price/Earnings Enterprise Value Price 8/22/22 $ 26.40 Shares outstanding 6/30/22 3,081,456 TTM Diluted EPS $ 10.49 Market cap 8/22/22 $ 81,350,438 P/E 2.5 Adjusted EBITDA TTM 6/30/22 $ 42,696,000 Price/Book Price 8/22/22 $ 26.40 Current debt $ 18,418,000 Stockholders' equity 6/30/22 $ 97,965,000 Long-term debt $ 58,475,000 Diluted common shares 6/30/22 3,081,456 Notes payable related parties $ 4,000,000 Book value per diluted common share $ 31.79 Total Debt 6/30/2022 $ 80,893,000 Price/Book 0.83 Cash 6/30/22 $ 3,625,000 Enterprise Value $ 158,618,438 EV/Adjusted EBITDA (TTM) 3.72 Revenue (TTM) 6/30/22 $ 283,675,000 EV/Revenue (TTM) 0.56 Net Debt/Adjusted EBITDA 1.8

26 Historical Financial Data Balance Sheets (dollars in thousands)     June 30, 2022     September 30, 2021       (Unaudited)         Assets             Cash   $ 3,625     $ 4,664   Trade receivables, net of allowance for doubtful accounts of approximately $56,000 at June 30, 2022 and $61,000 at September 30, 2021     24,974       21,559   Inventories, net of reserves of approximately $2.3 million at June 30, 2022, and approximately $1.8 million at September 30, 2021     95,961       70,747   Prepaid expenses and other current assets     4,596       1,640   Debtor in possession assets     —       180   Total current assets     129,156       98,790   Property and equipment, net of accumulated depreciation of approximately $24.4 million at June 30, 2022, and approximately $20.6 million at September 30, 2021     52,437       35,632   Right of use asset - operating leases     31,487       30,466   Deposits and other assets     1,043       682   Intangible assets, net of accumulated amortization of approximately $2.9 million at June 30, 2022, and approximately $2.2 million at September 30, 2021     4,991       4,697   Goodwill     43,653       41,471   Total assets   $ 262,767     $ 211,738   Liabilities and Stockholders' Equity             Liabilities:             Accounts payable   $ 17,016     $ 10,644   Accrued liabilities     13,689       17,048   Income taxes payable     395       876   Current portion of lease obligations - operating leases     7,293       7,202   Current portion of lease obligations - finance leases     376       —   Current portion of long-term debt     18,418       16,055   Current portion of notes payable related parties     —       2,000   Debtor-in-possession liabilities     —       11,135   Total current liabilities     57,187       64,960   Long-term debt, net of current portion     58,475       37,559   Lease obligation long term - operating leases     31,014       29,343   Lease obligation long term - finance leases     7,803       —   Notes payable related parties, net of current portion     4,000       2,000   Deferred taxes     5,326       2,796   Other non-current liabilities     997       —   Total liabilities     164,802       136,658   Commitments and contingencies             Stockholders' equity:             Series B convertible preferred stock, $0.001 par value, 1,000,000 shares authorized, 0 and 315,790 shares issued and outstanding at June 30, 2022 and September 30, 2021, respectively     —       —   Series E convertible preferred stock, $0.001 par value, 200,000 shares authorized, 47,840 shares issued and outstanding at June 30, 2022 and September 30, 2021, respectively, with a liquidation preference of $0.30 per share outstanding     —       —   Common stock, $0.001 par value, 10,000,000 shares authorized, 3,081,456 and 1,582,334 shares issued and outstanding at June 30, 2022 and September 30, 2021, respectively     2       2   Paid in capital     65,321       65,284   Treasury stock common 614,348 shares as of June 30, 2022 and 534,520 shares as of September 30, 2021, respectively     (7,047)     (4,519) Treasury stock Series E preferred 50,000 shares as of June 30, 2022 and of September 30, 2021, respectively     (7)     (7) Retained earnings     40,144       14,768   Equity attributable to Live stockholders     98,413       75,528   Non-controlling interest     (448)     (448) Total stockholders' equity     97,965       75,080   Total liabilities and stockholders' equity   $ 262,767     $ 211,738

27 Historical Financial Data Balance Sheets (dollars in thousands) September 30, 2021 September 30, 2020 Assets Cash $ 4,664 $ 8,984 Trade receivables, net 21,559 20,121 Inventories, net 70,747 64,525 Prepaid expenses and other current assets 1,640 1,778 Debtor in possession assets 180 520 Total current assets 98,790 95,928 Property and equipment, net 35,632 31,725 Right of use asset - operating leases 30,466 29,545 Deposits and other assets 682 223 Deferred taxes — 1,021 Intangible assets, net 4,697 1,063 Goodwill 41,471 37,754 Total assets $ 211,738 $ 197,259 Liabilities and Stockholders' Equity Liabilities: Accounts payable $ 10,644 $ 9,117 Accrued liabilities 17,048 14,822 Income taxes payable 876 736 Current portion of long-term debt 16,055 11,986 Current portion of notes payable related parties 2,000 1,297 Current portion of lease obligations - operating leases 7,202 7,176 Debtor in possession liabilities 11,135 12,228 Total current liabilities 64,960 57,362 Long-term debt, net of current portion 37,559 63,390 Lease obligation long term - operating leases 29,343 28,101 Notes payable related parties, net of current portion 2,000 4,000 Deferred tax liability 2,796 — Other non-current obligations — 734 Total liabilities 136,658 153,587 Commitments and contingencies Stockholders' equity: Series B convertible preferred stock, $0.001 par value, 1,000,000 shares authorized, 315,790 and 214,244 shares issued and outstanding at September 30, 2021 and September 30, 2020, respectively — — Series E convertible preferred stock, $0.001 par value, 200,000 shares authorized, 47,840 and 47,840 issued and outstanding at September 30, 2021 and September 30, 2020, respectively, with a liquidation preference of $0.30 per share — — Common stock, $0.001 par value, 10,000,000 shares authorized, 1,582,334 shares issued and outstanding at September 30, 2021; 1,589,101 issued and outstanding at September 30, 2020 2 2 Paid-in capital 65,284 64,472 Treasury stock common 499,085 shares as of September 30, 2021 and 262,177 shares as of September 30, 2020 (4,519) (4,098) Treasury stock Series E preferred 50,000 shares as of September 30, 2021 and September 30, 2020 (7) (7) Accumulated earnings (deficit) 14,768 (16,429) Equity attributable to Live stockholders 75,528 43,940 Non-controlling interest (448) (268) Total stockholders' equity 75,080 43,672 Total liabilities and stockholders' equity   $ 211,738   $ 197,259

28 Historical Financial Data Statements of Income (dollars in thousands, except per share)     For the Three Months Ended June 30,     For the Nine Months Ended June 30,       2022     2021     2022     2021   Revenue   $ 68,269     $ 69,095     $ 213,133     $ 202,439   Cost of revenue     45,920       44,029       138,215       128,614   Gross profit     22,349       25,066       74,918       73,825                           Operating expenses:                         General and administrative expenses     13,407       13,794       40,718       38,638   Sales and marketing expenses     3,078       3,040       9,480       8,539   Total operating expenses     16,485       16,834       50,198       47,177   Operating income     5,864       8,232       24,720       26,648   Other income (expense):                         Interest expense, net     (674)     (938)     (2,549)     (4,057) Gain on Payroll Protection Program loan forgiveness     —       4,768       —       6,150   Gain (loss) on debt extinguishment     279       —       (84)     —   Loss on disposal of fixed assets     (443)     —       (444)     —   Loss on write-off of ROU asset     (522)     —       (522)     —   Gain on bankruptcy settlement     —       650       11,352       1,765   Other income (expense)     333       (76)     751       782   Total other income (expense), net     (1,027)     4,404       8,504       4,640   Income before provision for income taxes     4,837       12,636       33,224       31,288   Provision for income taxes     1,365       2,703       7,848       7,381   Net income     3,472       9,933       25,376       23,907   Net income attributable to non-controlling interest     —       5       —       178   Net income attributable to Live stockholders   $ 3,472     $ 9,938     $ 25,376     $ 24,085                           Income per share:                         Basic   $ 1.12     $ 6.35     $ 8.11     $ 15.41   Diluted   $ 1.11     $ 3.01     $ 8.01     $ 7.31                           Weighted average common shares outstanding:                         Basic     3,090,321       1,566,064       3,128,813       1,563,025   Diluted     3,130,925       3,297,854       3,169,258       3,294,815

29 Historical Financial Data Statements of Income (dollars in thousands, except per share) Years Ended September 30, 2021 2020 Revenues $ 272,981 $ 191,720 Cost of revenues 173,518 116,403 Gross profit 99,463 75,317 Operating expenses: General and administrative expenses 52,246 43,561 Sales and marketing expenses 11,427 11,334 Total operating expenses 63,673 54,895 Operating income 35,790 20,422 Other (expense) income: Interest expense, net (5,205) (5,254) Gain on lease settlement, net — 307 Gain on Payroll Protection Program loan forgiveness 6,150 — Gain on bankruptcy settlement 1,765 — Bargain purchase gain — 1,507 Impairment charges — (525) Other income (loss) 1,179 (841) Total other (expense) income, net 3,889 (4,806) Income before income taxes 39,679 15,616 Provision for income taxes 8,662 4,957 Net income 31,017 10,659 Net loss attributable to non-controlling interest 180 268 Net income attributable to Live stockholders $ 31,197 $ 10,927 Income per share: Basic $ 19.92 $ 6.40 Diluted $ 9.80 $ 3.09 Weighted average common shares outstanding: Basic 1,566,288 1,706,561 Diluted 3,182,546 3,534,936 Dividends declared - Series B convertible preferred stock $ — $ — Dividends declared - Series E convertible preferred stock $ — $ 1 Dividends declared - Common stock $ — $ —

325 E Warm Springs Rd #102 Las Vegas, NV 89119 Phone: 725.500.5597 Email: gpowell@liveventures.com